SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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       14a-11(c) or Rule 14a-12


                  Wisconsin Central Transportation Corporation
        ---------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


        ---------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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












NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



The 1997 annual meeting of the stockholders of Wisconsin Central Transportation Corporation (the "Company") will be held at 9:00 a.m., Central Time, on Thursday, May 15, 1997 in the ground floor auditorium of Riverway Complex, 6133 North River Road (across River Road from the Westin Hotel and behind the Marriott Suites Hotel), Rosemont, Illinois 60018, to elect seven directors, to consider approval of the proposed 1997 Long-Term Incentive Plan and to transact any other business that may properly come before the meeting.

Stockholders of record at the close of business on March 19, 1997 are entitled to vote at the annual meeting.


                            By Order of the Board of Directors,

                            THOMAS W. RISSMAN
                            Secretary



April 4, 1997

                  Wisconsin Central Transportation Corporation
                One O'Hare Centre, 6250 N. River Road, 9th Floor
                               Rosemont, IL 60018

                      ------------------------------------
                                 PROXY STATEMENT
                      ------------------------------------


                                                                  April 4, 1997


         The Board of Directors of Wisconsin Central Transportation Corporation (the "Company") solicits your proxy for use at the 1997 Annual Meeting of Stockholders of the Company to be held on May 15, 1997. The Board of Directors urges you to complete and return your enclosed proxy card promptly. A proxy may be revoked at any time prior to the voting at the meeting by submitting a later dated proxy or by giving written notice of such revocation to the Secretary of the Company. If you plan to attend the annual meeting in person, please mark the appropriate box on the proxy card and return it promptly.

         Holders of the Company's Common Stock of record at the close of business on March 19, 1997 are entitled to vote at the annual meeting. On that date, 50,829,979 shares of the Company's Common Stock were issued and outstanding. Each share entitles the holder to one vote.

         A quorum of stockholders is necessary to take action at the annual meeting. A majority of the outstanding shares of Common Stock will constitute a quorum of stockholders. The inspectors of election appointed for the annual meeting will determine whether a quorum is present and will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum. If a broker indicates on a proxy that it does not have the discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

         The persons appointed by the enclosed proxy card have advised the Board of Directors that it is their intention to vote at the annual meeting in compliance with the instructions of the proxy cards received from stockholders with respect to (i) election of seven directors and (ii) approval of the proposed 1997 Long-Term Incentive Plan and in their discretion on other matters brought before the meeting, including matters that, as of the date of this proxy statement, the Board of Directors does not know will be brought before the meeting. Absent any voting instructions to the contrary, shares represented by proxies will be voted FOR election of the seven nominees for director and FOR the proposed 1997 Long-Term Incentive Plan.

         This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about April 4, 1997.

         Your vote is important. Please sign and return the proxy card whether or not you plan to attend the meeting.

                          ITEM 1. ELECTION OF DIRECTORS

         The Board of Directors is composed of seven directors, all of whom are elected annually to serve until the next annual meeting of stockholders or until their successors have been elected and are qualified. All seven current members of the Board of Directors have been nominated for re-election. If for any reason any of these nominees becomes unable or is unwilling to serve at the time of the meeting, the persons named in the enclosed proxy card will have discretionary authority to vote for a substitute nominee or nominees. It is not anticipated that any nominee will be unavailable for election. A plurality of the shares of Common Stock voted in person or by proxy is required to elect a director.

         The Board of Directors recommends a vote FOR election of the seven nominees for director.

Nominees for Election

         The following table sets forth the name, age and present position with the Company of each nominee for election at this meeting:



Name                          Age     Position With Company
----                          ---     ---------------------
Edward A. Burkhardt           58      Chairman, President, Chief Executive
                                      Officer and Director
Carl Ferenbach                54      Director
Roland V. McPherson           63      Director
Thomas F. Power, Jr.          56      Executive Vice President,
                                      Chief Financial Officer and Director
Thomas W. Rissman             39      Director
A. Francis Small              50      Director
Robert H. Wheeler             51      Director


          The following information regarding the nominees for election to the Board of Directors includes each nominee's present principal occupation, period of service as a director of the Company and its subsidiaries, other business experience during the last five years and directorships in other publicly held companies.

          Mr. Burkhardt has served as a director, President and Chief Executive Officer of the Company since its formation in 1987. He was elected to the additional position of Chairman in January 1996. He serves as a director and the President and Chief Executive Officer of each of the Company's subsidiaries. Mr. Burkhardt is also a director and the Chairman of the Board of Tranz Rail Holdings Limited, the New Zealand railroad in which the Company has an investment ("Tranz Rail"), and a director and the Chairman and Chief Executive Officer of English Welsh & Scottish Railway Holdings Limited, the Great Britain railroad in which the Company has an investment ("EW&S"). From 1967 to 1987, Mr. Burkhardt was employed by the Chicago and North Western Transportation Company, most recently as Vice President, Transportation. Mr. Burkhardt has 36 years of railroad management experience.

          Mr. Ferenbach has served as a director of the Company since 1987. He also serves as a director of the Company's principal subsidiaries, Wisconsin Central Ltd. ("WCL"), Fox Valley

& Western Ltd. ("FVW") and Wisconsin Central International, Inc. ("WCI"). Since 1986, he has been a member of Berkshire Partners LLC, Boston, Massachusetts, a private equity firm sponsoring and investing in acquisitions and recapitalizations. Mr. Ferenbach also serves as a director of Tranz Rail, EW&S and U.S. Can Corporation.

          Mr. McPherson has served as a director of the Company since 1987. He also serves as a director of WCL, FVW and WCI. Since 1989, he has been employed as the Chairman and Chief Executive Officer of Sullivan Industries, Inc. (a manufacturer of air compressors). From 1988 until 1989, Mr. McPherson was self-employed. From 1974 until 1988, Mr. McPherson was employed as Chairman and Chief Executive Officer of Armstrong Containers, Inc. (a manufacturer of metal containers).

          Mr. Power has served as a director, Executive Vice President and Chief Financial Officer of the Company since its formation in 1987. He serves as Executive Vice President and Chief Financial Officer of each of the Company's subsidiaries and as a director of each of the Company's subsidiaries other than Algoma Central Railway Inc. ("ACRI") and WC Canada Holdings, Inc. ("WCCHI"). From 1985 to 1987, Mr. Power was self-employed. From 1970 to 1985, Mr. Power was employed by the Chicago, Milwaukee, St. Paul and Pacific Railroad Company, most recently as Chief Financial Officer. Mr. Power has over 29 years of railroad management experience. Mr. Power also serves as a director of Tranz Rail and EW&S.

          Mr. Rissman has served as a director of the Company since January 1992 and is also a director of each of the subsidiaries of the Company other than ACRI and WCCHI. Mr. Rissman also has served as Secretary of the Company, a non-executive office, since June 1991. Mr. Rissman has been a member of the law firm of McLachlan, Rissman & Doll since December 1987. Mr. Rissman also serves as a director of Tranz Rail and EW&S.

          Dr. Small has served as a director of the Company since December 1996. Dr. Small has been a director and the Managing Director of Tranz Rail and its predecessors since 1990 and has been employed by Tranz Rail and its predecessors for 32 years. Dr. Small has 21 years of railroad management experience.

          Mr. Wheeler has served as a director of the Company since its formation in 1987 and is also a director of each of the subsidiaries of the Company other than ACRI and WCCHI. Mr. Wheeler was a member of the law firm of Oppenheimer Wolff & Donnelly from December 1987 to August 1994, and is now of counsel to that firm. Mr. Wheeler also serves as a director of Tranz Rail.

Information Regarding Board of Directors

          Committees of the Board of Directors. The Board of Directors of the Company currently maintains an Executive Committee, an Audit Committee, a Compensation Committee and a Finance Committee. The Board of Directors does not maintain a Nominating Committee.

          The Executive Committee is authorized to meet between meetings of the Board of Directors and, except as restricted by law, possesses the authority to act for and on behalf of the Board of Directors. The members of the Executive Committee are Edward A. Burkhardt (Chairman), Carl Ferenbach, Thomas F. Power, Jr. and Robert H. Wheeler.

          The Audit Committee annually recommends the selection of a firm of independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the coming year. The Audit Committee also reviews with representatives of the independent public accountants the auditing arrangements and scope of the independent public accountants' audits of the accounting records, the results of those audits, the independent public accountants' fees, any problems identified by the independent public accountants regarding internal accounting controls and related recommendations. The Company's internal audit department reports to the Audit Committee. The members of the Audit Committee are Roland V. McPherson (Chairman), Robert H. Wheeler and Thomas W. Rissman. No member of the Audit Committee is an executive officer of the Company.

          The Compensation Committee makes recommendations to the Board of Directors as to the salaries and other compensation of all elected officers and as to the benefit plans for all Company employees. The members of the Compensation Committee are Robert H. Wheeler (Chairman) and Carl Ferenbach. No member of the Compensation Committee is an executive officer of the Company.

          The Finance Committee makes recommendations to the Board of Directors and is given specific authority by the Board of Directors from time to time to act on behalf of the Board of Directors in approving certain matters relating to the issuance of securities by the Company. The members of the Finance Committee are Carl Ferenbach (Co-Chairman), Thomas W. Rissman (Co-Chairman) and Robert H. Wheeler.

          Meetings of the Board of Directors and Committees. During 1996, the Board of Directors of the Company met seven times, the Audit Committee met twice, and the Compensation Committee met three times. The Finance Committee and the Executive Committee did not meet.

          Compensation of Directors. Directors who are full-time employees of the Company do not receive additional cash compensation for their services as directors. The members of the Board of Directors who are not full-time employees of the Company are compensated at the rate of $13,500 per year plus $750 for each meeting attended, including meetings of the Boards of the Company's subsidiaries. Members of the Committees of the Board of Directors are compensated at the rate of $500 per meeting, including committees of subsidiaries' Boards. Members are compensated for only one meeting if meetings of the Board of Directors of the Company and a subsidiary are held on the same day.

          Pursuant to the Company's Director Stock Option Plan, approved by the stockholders at the 1994 annual meeting, on the day after each annual meeting (beginning in 1994) each continuing director is granted an option to purchase 6,000 shares of Common Stock, and any newly-elected director is granted an option to purchase 18,000 shares of Common Stock. The exercise price for the Director Stock Options is fair market value as of the date of grant. The term of the options ends the earlier of 10 years after the date of grant or one year after the optionee ceases to be a director of the Company. All directors, including directors who are full-time employees of the Company, participate in the Director Stock Option Plan.

Executive Compensation

          Summary of Compensation. The following table summarizes the total compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company for fiscal year 1996 and the total compensation of each such individual for the Company's two previous fiscal years.


                           SUMMARY COMPENSATION TABLE

                                                                                                  Long-Term
                                                              Annual Compensation            Compensation Awards
                                                           -----------------------------   -------------------------
Name and Principal Position               Year             Salary($)        Bonus($)<F1>   Stock Options(Shares)<F2>
---------------------------               ----             ---------        ------------   -------------------------
Edward A. Burkhardt,                      1996              450,000               0                 6,000
   President and Chief                    1995              324,494          12,980                 6,000
   Executive Officer                      1994              295,000         292,193                 6,000

Thomas F. Power, Jr.,                     1996              370,000               0                 6,000
   Executive Vice                         1995              269,491          10,780                 6,000
   President and Chief                    1994              245,000         234,618                 6,000
   Financial Officer

J. Reilly McCarren,                       1996               96,212         210,000                90,000
   Executive Vice                         1995                   --              --                    --
   President and Chief                    1994                   --              --                    --
   Operating Officer
   of Operating Subsidiaries<F3>

Glenn J. Kerbs,                           1996              140,000               0                     0
   Vice President,                        1995              132,000           5,280                     0
   Engineering of                         1994              121,440          52,741                30,000
   Operating Subsidiaries

William R. Schauer,                       1996              137,000               0                     0
   Vice President,                        1995              130,000           5,200                     0
   Marketing of                           1994              118,800          51,595                30,000
   Operating Subsidiaries


--------------------
<F1>     Annual bonus  amounts  were earned and accrued  during the fiscal years indicated and paid after the end of each applicable fiscal year.
<F2>     Adjusted as  appropriate  for the  three-for-one  stock split which was effective on May 31, 1996.
<F3>     Mr.  McCarren  became an employee of the Company in July 1996. His 1996 bonus was paid in connection with his becoming an employee of the Company. "Operating Subsidiaries" are WCL, FVW, ACRI and Sault Ste. Marie Bridge Company.

         Stock Option Grants In 1996. The following table sets forth information concerning the grant of stock options during 1996 to the Chief Executive Officer and the four other most highly compensated executive officers of the Company.


                                              OPTION GRANTS IN LAST FISCAL YEAR
                                                                                                 Potential
                                                                                                 Realizable
                                              Percentage                                          Value at
                                               of Total                                           Assumed
                               Number of       Options                                         Annual Rates of
                              Securities      Granted to                                         Stock Price
                              Underlying       Employees                                       Appreciation For
                                Options           in           Exercise                        Option Term ($)
                                Granted       Fiscal Year        Price      Expiration     -----------------------
       Name                     (Shares)         1996        ($ Per Share)     Date            5%           10%
-------------------             --------         ----        -------------     ----        ---------     ---------

Edward A. Burkhardt<F1>           6,000           4%             30.84       5/16/06         116,371       294,906

Thomas F. Power, Jr.<F1>          6,000           4%             30.84       5/16/06         116,371       294,906

J. Reilly McCarren<F2>           90,000          56%             31.50       7/7/06        1,782,918     4,518,261

Glenn J. Kerbs                        0           0%              --           --                 --            --

William R. Schauer                    0           0%              --           --                 --            --

-----------------
<F1>     Options were granted to Mr. Burkhardt and Mr. Power under the Company's
         Director Stock Option Plan.
<F2>     Options were granted to Mr. McCarren under the Company's Key Management
         Stock Option Plan.

         Option Exercises and Year-End Value of Options. The following table sets forth information concerning the exercise of stock options during 1996, and the year-end value of unexercised options, for the Chief Executive Officer and the four other most highly compensated executive officers of the Company.



                                            OPTION EXERCISES AND YEAR-END VALUE TABLE


                                                        Number of Securities
                                                       Underlying Unexercised        Value of Unexercised
                              Shares                         Options at             In-the-Money Options at
                             Acquired                    December 31, 1996          December 31, 1996($)<F1>
                                on        Value     ----------------------------  --------------------------
       Name                  Exercise   Realized    Exercisable    Unexercisable  Exercisable  Unexercisable
       ----                  --------   --------    -----------    -------------  -----------  -------------
Edward A. Burkhardt             0          --         18,000              0         353,710             0
Thomas F. Power, Jr.            0          --         18,000              0         353,710             0
J. Reilly McCarren              0          --              0         90,000               0       731,250
Glenn J. Kerbs                  0          --         22,356          7,644         585,913       200,336
William R. Schauer              0          --         22,356          7,644         585,913       200,336

-----------
<F1>     Based on the closing price of one share of Common Stock on December 31,
         1996 ($39.625) less the exercise price.


Compensation Committee Report on Executive Compensation

         The following is a report of the Compensation Committee of the Board of
Directors:

         The Compensation Committee reviews the salaries of each executive officer of the Company annually. It consults with the Chief Executive Officer regarding salaries other than those of the two executive directors, and it makes recommendations to the Board of Directors for salaries of the executive officers. Each year the Compensation Committee also recommends specific implementation of the Company's management incentive compensation plan for the year, for consideration by the Board of Directors. That plan provides for cash payments to management based on the Company's achieving earnings before interest and taxes, after certain adjustments ("EBIT"), at or above a target level and on certain additional performance tests. The annual EBIT target is established for each year based upon the operating plan for that year and is designed to provide incentives to meet or exceed the operating plan performance levels. The Company did not achieve its EBIT target for 1996, and executive officers received no bonuses under the Incentive Compensation Plan for 1996.

         The Company has not established incentive compensation based on the performance of the stock of the Company. All executive officers of the Company hold stock of the Company and options to acquire additional shares of stock of the Company. In most cases the executive officer's holdings of Company securities represent a substantial proportion of his net worth. The Committee believes that these holdings have created economic interests for management consistent with those of the Company's other stockholders.

         The Chief Executive Officer receives a base salary as recommended by the Compensation Committee and approved by the Board of Directors. In addition, the Chief Executive Officer participates in the incentive compensation program described above. The salary of the Chief Executive Officer was first negotiated in October 1987 when the Company was organized and has been increased in each succeeding year after an annual review by the

Compensation Committee. In its annual review of the Chief Executive Officer's base salary, the Compensation Committee considers the Chief Executive Officer's responsibilities and performance, as well as the compensation paid to chief executives of other rail transportation companies and other industrial companies of comparable size. The Chief Executive Officer received no incentive compensation for 1996, as described above for all executive officers. The Chief Executive Officer's incentive compensation is not related to performance of the stock of the Company. A significant factor in the Compensation Committee's consideration of incentive compensation for the Chief Executive Officer is his ownership of 3,503,736 shares of Common Stock and the resulting consistency of his economic interests with those of the Company's other stockholders.

         The Company's policy with respect to executive compensation is to have all compensation qualify for deductibility under the provisions of the Internal Revenue Code.

                                            The Compensation Committee

                                            Robert H. Wheeler, Chairman
                                            Carl Ferenbach


Transactions With Management And Others

         Oppenheimer Wolff & Donnelly, to which Robert H. Wheeler is of counsel, has provided legal services to the Company in connection with various labor matters, litigation, regulatory issues and corporate issues since shortly after the Company's formation and continues to provide legal services to the Company. The amounts paid during 1996 were $1,188,000.

         McLachlan, Rissman & Doll, of which Thomas W. Rissman is a member, has provided legal services to the Company in connection with various corporate and financing matters since December 1, 1987 and continues to provide legal services to the Company. The amounts paid during 1996 were $61,000.

         Berkshire Partners Investment Corporation, of which Carl Ferenbach is an indirect shareholder and an officer, borrowed $13.2 million from the Company in December 1995 to finance temporarily its initial investment in EW&S. The loan earned interest at approximately 9.0% and was repaid on February 22, 1996.

         Tranz Rail, of which six directors of the Company are directors and hold shares or options (or both), is party to a Management Services Agreement with the Company under which the Company provides management services to Tranz Rail. The amounts earned by the Company for services under the Tranz Rail Management Services Agreement in 1996 were $700,000.

         EW&S, of which four directors of the Company are directors and hold shares and options, is party to a Management Services Agreement with the Company under which the Company provides management services to EW&S. The amounts earned by the Company for services under the EW&S Management Services Agreement in 1996 were $1,585,000. In 1996, the Company was also paid a promotion fee of $864,000 by EW&S in connection with the successful acquisition by EW&S of freight rail operations of British Rail.

Stock Price Performance Graph

         The following graph compares the percentage change in cumulative total stockholder return on the Company's common stock during the period from December 31, 1991 through December 31, 1996 with the cumulative total return on the S&P 500 Index and the S&P Railroads Index during that period assuming the investment of $100 in the Company's Common Stock and in each such index at the beginning of such periods and the reinvestment of all dividends.


                     Tabular Representation of Omitted Graph

                     12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96
                     --------  --------  --------  --------  --------  --------

Company .........       100       180       299       413       657      1189

S&P 500 .........       100       108       118       120       165       203

S&P Railroads ...       100       112       139       120       176       219

Principal Stockholders

      The following table sets forth the beneficial ownership of the Company's Common Stock (i) by each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) by each director,
(iii) by each of the executive officers listed in the Summary Compensation Table and (iv) by all directors and executive officers as a group. Except as indicated in notes to the table, each beneficial owner listed in the table has advised the Company or indicated in filings with the Securities and Exchange Commission that such owner has sole investment and voting power with respect to the shares indicated. The information in the table is provided based on information known to the Company as of March 19, 1997.

                                                                 Shares
                                                           Beneficially Owned(1)
                                                           ------------------
           Name                                            Number     Percent
           ----                                            ------     -------
Janus Capital Corporation (2) .......................    6,025,875     11.86
Fidelity Management & Research Company (3) ..........    5,313,250     10.46
Massachusetts Financial Services Corporation (4) ....    4,382,235      8.63
The Prudential Insurance Co. of America (5) .........    4,101,000      8.07
Edward A. Burkhardt (6) .............................    3,522,336      6.89
Capital Group Companies, Inc. (7) ...................    3,199,300      6.30
Putnam Investments, Inc.(8) .........................    2,542,883      5.00
Thomas F. Power, Jr. (9) ............................      964,418      1.89
Robert H. Wheeler ...................................      520,000      1.02
Roland V. McPherson .................................      498,332        *
Glenn J. Kerbs ......................................      238,075        *
William R. Schauer ..................................      130,320        *
Thomas W. Rissman (10) ..............................      106,350        *
Carl Ferenbach ......................................       92,926        *
J. Reilly McCarren ..................................       27,400        *
A. Francis Small ....................................        2,000        *
Directors and executive officers as a group
 (16 persons) (11) ..................................    6,465,283     12.66

* Percentage beneficially owned does not exceed 1%.

(1) Any shares which a person has the right to acquire through exercise of options exercisable within 60 days after March 19, 1997 are considered to be outstanding for purposes of this table. Listed shareholders have such options to acquire shares in the following numbers: Mr. Burkhardt:
         18,000; Mr. Power: 18,000; Mr. Wheeler: 18,000; Mr. McPherson:  18,000;
         Mr. Kerbs:  29,808; Mr. Schauer:  29,808; Mr. Rissman:  18,000; and Mr.
         Ferenbach:  18,000.
(2) According to a Schedule 13G filed on February 14, 1997 with the Securities and Exchange Commission by Janus Capital Corporation and Thomas H. Bailey, which indicates that each has shared voting power and shared dispositive power with respect to these shares, and by Janus Venture Fund, which indicates that it has shared voting power and shared dispositive power with respect to

         3,328,000 of these shares. The address of Janus Capital Corporation, Thomas H. Bailey and Janus Venture Fund is 100 Fillmore Street, Suite 300, Denver, Colorado 80206-4923.
(3) According to a Schedule 13G filed on February 14, 1997 with the Securities and Exchange Commission by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson which indicates that FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson each has sole dispositive power with respect to these shares; Fidelity Management & Research Company, as investment advisor to the Fidelity Funds, has sole dispositive power with respect to 5,163,550 of these shares; the Fidelity Funds have sole dispositive power with respect to 5,163,550 of these shares; and FMR Corp. has sole voting power with respect to 97,100 of these shares. The address of FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson is 82 Devonshire Street, Boston, Massachusetts 02109.
(4) According to a Schedule 13G filed on February 12, 1997 with the Securities and Exchange Commission by Massachusetts Financial Services Corporation ("MFS"), which indicates that MFS has sole voting power with respect to 4,285,035 of these shares and sole dispositive power with respect to 4,382,235 of these shares. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(5) According to a Schedule 13G filed on February 6, 1997 with the Securities and Exchange Commission by The Prudential Insurance Company of America ("Prudential"), which indicates that Prudential has sole voting power with respect to 408,100 of these shares, shared voting power with respect to 3,171,400 of these shares, sole dispositive power with respect to 408,100 of these shares and shared dispositive power with respect to 3,692,900 of these shares. The address of Prudential is 751 Broad Street, Newark, New Jersey 07102-3777.
(6) Includes 600 shares held by Mr. Burkhardt's daughter and as to which Mr. Burkhardt disclaims beneficial ownership. The address of Mr. Burkhardt is One O'Hare Centre, Suite 9000, 6250 N. River Road, Rosemont, Illinois 60018.
(7) According to a Schedule 13G filed on February 13, 1997 with the Securities and Exchange Commission by The Capital Group Companies, Inc. and Capital Research and Management Company (together, "Capital") which indicates that each has sole dispositive power with respect to these shares. Beneficial ownership of these shares is disclaimed by Capital. The address of Capital is 333 South Hope Street, Los Angeles, California 90071.
(8) According to a Schedule 13G filed on February 1, 1997 with the Securities and Exchange Commission by Putnam Investments, Inc. ("PI"), Putnam Investment Management, Inc. ("PIM") and The Putnam Advisory Company, Inc. ("PAC"); each of PI and PAC has shared voting with respect to 87,979 of these shares; PI has shared dispositive power with respect to all of these shares; PIM has shared dispositive power with respect to 2,324,000 of these shares and PAC has shared dispositive power with respect to 218,879 of these shares. The address of PI, PIM and PAC is One Post Office Square, Boston, Massachusetts 02109.
(9) Includes 57,000 shares held for the benefit of Mr. Power's spouse who has sole voting and sole dispositive power with respect to those 57,000 shares.
(10) Mr. Rissman serves as one of two co-trustees who share voting and dispositive power with respect to 1,695,989 shares held by the Donald J. McLachlan Trust.
(11) Includes (i) the 600 shares held by Mr. Burkhardt's daughter and referred to in Note 6, (ii) the 57,000 shares owned by Mr. Power's spouse and referred to in Note 9, (iii) the 1,695,989 shares owned by the Donald J. McLachlan Trust and referred to in Note 10, and (iv) 287,740 shares which directors and executive officers have the right to acquire through exercise of options within 60 days after March 19, 1997.

Compliance with Section 16(a) of the Securities Exchange Act

         Based upon a review of forms furnished to the Company pursuant to Rule 16a-3 under the Securities Exchange Act and representations from directors and officers of the Company, the Company has determined that in 1996 each of J. Reilly McCarren and A. Francis Small filed later than required a Form 3 under
Section 16 of the Securities Exchange Act of 1934, upon becoming an executive officer or director of the Company.


            ITEM 2. PROPOSAL TO APPROVE 1997 LONG-TERM INCENTIVE PLAN

         Introduction. The proposed 1997 Long-Term Incentive Plan ("Plan") is an incentive compensation plan for officers and other key employees of the Company and its subsidiaries. The material features of the Plan are described below.

         Purpose. The purposes of the Plan are (i) to align the interests of the Company's shareholders and the recipients of awards under the Plan by increasing the proprietary interest of such recipients in the Company's growth and success,
(ii) to advance the interests of the Company by attracting and retaining officers and other key employees and (iii) to motivate such participants to act in the long-term best interests of the Company's shareholders.

         Administration. The Plan provides for administration by the Compensation Committee of the Board of Directors (the "Committee"), consisting of two or more members of the Board of Directors each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 of the Securities and Exchange Act of 1934 ("Exchange Act") and Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code") and the regulations thereunder. Among the powers granted to the Committee are the authority to interpret the Plan, establish rules and regulations for its operation, select employees of the Company and its subsidiaries to receive awards under the Plan and determine the form and amount and other terms and conditions of such awards. The Plan authorizes the Committee to delegate its power and authority under the Plan to the President or other executive officer of the Company; provided, however, that the Committee may not delegate its power and authority with regard to the selection for participation in the Plan of an officer or other person subject to
Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such officer or other person.

         Eligibility for Participation. Officers and other key employees of the Company and its subsidiaries are eligible to be selected to participate in the Plan. The selection of participants is within the discretion of the Committee. Approximately 350 officers and key employees will be eligible to participate in the Plan.

         Types of Awards. The Plan provides for the grant of any or all of the following types of awards: (i) options to purchase shares of the Company's Common Stock in the form of incentive stock options or non-statutory stock options, (ii) stock appreciation rights ("SARs") in the form of tandem SARs or free-standing SARs, (iii) stock awards in the form of restricted stock or unrestricted stock and (iv) performance shares. Such awards may be granted singly, in combination or in tandem, as determined by the Committee. The market price of one share of the Company's Common Stock on March 19, 1997 was $36.75.

         Amendment of the Plan. The Board of Directors may terminate the Plan or amend it at any time as it shall deem advisable, subject to shareholder approval as may be required by applicable law, rule or regulation, including Rule 16b-3 under the Exchange Act, provided that no amendment may be made without shareholder approval if such amendment would (i) increase the maximum number of shares of the Company's Common Stock available under the Plan (subject to adjustment as provided in the Plan), (ii) reduce the minimum purchase price in the case of an option or the grant price in the case of an SAR, (iii) effect any change with respect to incentive stock options inconsistent with Section 422 of the Code or (iv) extend the term of the Plan.

         Available Shares. 1,500,000 shares of the Company's Common Stock are available for grant under the Plan subject to reduction by the sum of (i) the number of shares of the Company's Common Stock that are issued upon the grant of a stock award and (ii) the number of shares which are subject to, or issued upon exercise of, options, free-standing SARs or performance shares. (The number of shares of Common Stock available under the Plan will not be reduced by settlements in cash of any options, free-standing SARs or performance shares.)

         Stock Options. The Plan authorizes the Committee to grant awards in the form of options to purchase shares of the Company's Common Stock. The Committee will, with regard to each stock option, determine the number of shares subject to option, the manner and time of the option's exercise, a vesting schedule, if any, and the exercise price per share subject to the option. In no event, however, may the exercise price of an incentive stock option be less than 100% of the fair market value of the Company's Common Stock on the date of the stock option's grant or may the exercise period of an incentive stock option be longer than ten years from the date of the option grant. Upon exercise, the option price may be paid in cash or, at the discretion of the Committee, in shares of the Company's Common Stock, a combination thereof, or such other consideration as the Plan permits. Unvested stock options of a participant who terminates employment with the Company by reason of disability, retirement upon reaching at least age 62, or death will become fully vested at time of termination, unless the Committee specifies otherwise in the applicable option agreement. Any stock option granted in the form or an incentive stock option will satisfy the applicable requirements of Section 422 of the Code.

         Stock Appreciation Rights. The Plan authorizes the Committee to grant SARs either in tandem with a stock option ("Tandem SARs") or independent of a stock option ("FreeStanding SARs"). An SAR is a right to receive shares of Common Stock or a cash payment (or a combination of cash and shares) with an aggregate value equal to the appreciation in market value at exercise in excess of the grant price multiplied by the stated number of shares of the Company's Common Stock subject to the exercise.

         A Tandem SAR granted in connection with an incentive stock option shall be granted at the same time as the incentive stock option is granted. A Tandem SAR shall be exercisable to the extent its related stock option is exercisable, and the exercise price of such an SAR would be the same as the option price under the related stock option. Upon the exercise of a stock option as to some or all of the shares related to the award, the related Tandem SAR shall be cancelled automatically to the extent of the number of shares covered by the stock option exercise.

         With regard to a Free-Standing SAR, the Committee will determine the number of shares of the Company's Common Stock subject to the SAR, the manner and time of the exercise of the SAR and the exercise price of the SAR. However, the exercise price of a FreeStanding SAR may in no event be less than 100% of the fair market value of the Company's Common Stock on the date of the grant of the Free-Standing SAR or, under certain circumstances, an earlier date selected by the Committee in accordance with the Plan.

         Stock Awards. The Plan authorizes the Committee to grant awards in the form of shares of the Company's Common Stock, either restricted or unrestricted. Such awards will be subject to such terms, conditions, restrictions and limitations, if any, as the Committee deems appropriate, including but not by way of limitation, restrictions based on performance measures and continued employment.

         Performance Shares. The Plan authorizes the Committee to grant "performance shares". For the purposes of the Plan, a "performance share" means a right, contingent upon the attainment of specified performance measures within a specified performance period, to receive one share of the Company's Common Stock, which may be restricted, or, in lieu of all or a portion thereof, the fair market value of such performance share. The performance objectives to be achieved during such period and the measure of whether and to what extent such objectives have been attained will also be determined by the Committee.

         Other Terms of Awards. The Plan describes the continuation, termination, nonforfeiture and forfeiture of stock options, SARs, stock and performance share awards in the event of death, disability, retirement or termination as an employee of the Company. Transfers, assignments or pledges of such awards, other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company, are not permitted.

         Change in Control. The Plan provides that, in the event of a change in control (as defined in the Plan), (i) all outstanding options and SARs shall immediately become exercisable in full, (ii) the restriction period applicable to any outstanding restricted stock award shall lapse, (iii) the performance period applicable to any outstanding performance share award shall lapse and
(iv) the performance measures applicable to any outstanding restricted stock award (if any) and to any outstanding performance share award shall be deemed to be satisfied at the target level.

         Federal Income Tax Consequences. The following is a brief summary of the principal United States federal income tax consequences under the Code as it relates to the Plan. This summary is included for general information only and is not intended to be comprehensive and, among other things, does not describe the state or local tax consequences. Capital gains are currently taxed at a maximum federal rate of 28%, while ordinary federal income tax rates are graduated to a maximum rate of 39.6%. The following discusses the characterization of income under the various Plan features as ordinary income or capital gain or loss.

         Incentive Stock Options. An individual who receives an incentive stock option will not be treated as receiving taxable income upon the grant of the option or upon its exercise, provided the exercise occurs, in general, during employment with the Company or within three months after termination of employment. However, any appreciation in the value of the shares of Common Stock of the Company since the date of the grant will be an item of tax preference at the time of exercise in determining liability for the alternative minimum tax. If the Common Stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the option and is held for at least one year after delivery of the stock purchased by the option, any gain or loss resulting from a sale or other disposition of the stock will be treated as long-term capital gain or loss. If stock acquired upon exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a disqualifying disposition), the participant will realize ordinary income in the year of such disposition in an amount equal to the excess of the fair market value of the stock on the date exercised over the exercise price. Any gain in excess of that ordinary income amount generally will be taxed at capital gains rates. However, under a special rule, the ordinary income realized upon a disqualifying disposition will not exceed the amount of the participant's gain.

         The Company will not be entitled to any deduction as a result of the grant or exercise of any incentive stock option, or on a later disposition of the stock received, except that in the event of a disqualifying disposition, the Company will be entitled to a deduction equal to the excess of the fair market value of the stock on the date exercised over the exercise price.

         Non-Statutory Stock Options. No taxable income will be realized by a participant upon the grant of a non-statutory stock option. Upon exercise of a non-statutory stock option, the participant will realize ordinary income in an amount measured by the excess of the fair market value of the shares acquired on the date of exercise over the aggregate option price for such shares, and the Company will be entitled to a corresponding deduction. (In the case of a participant subject to Section 16(b) of the Exchange Act, unless the participant elects otherwise, the amount and timing of such income (and deduction by the Company) will instead by based on the fair market value of the stock on the date that the Section 16(b) restriction lapses as to such stock.) Upon a subsequent disposition of the shares, the participant will realize short-term or long-term capital gain or loss to the extent of any intervening appreciation or depreciation. The Company will not be entitled to any further deduction at that time.

         SARs. At the time of receiving an SAR, the participant will not recognize any taxable income, and the Company will not be entitled to a deduction for the SAR. Upon the exercise of an SAR, the participant will recognize ordinary income in an amount equal to the value of the cash and shares received. (Participants who are subject to Section 16(b) of the Exchange Act who receive stock will not recognize ordinary income until the restrictions imposed by Section 16(b) lapse and the stock will be valued on that date. Nevertheless, such participants may elect, at the date of exercise, to recognize ordinary income pursuant to Section 83(b) of the Code. If such an election is made, the stock is valued on the date of exercise of the SAR.) If a participant receives the stock, then the fair market value of the stock
(recognized as ordinary income) becomes the participant's tax basis for determining gains or losses on the subsequent sale of such stock. The Company will be entitled to a deduction in the amount and at the time that the participant first recognizes ordinary income.

         Performance Shares. A participant who has been granted performance shares will not realize taxable income at the time of the grant and the Company will not be entitled to a deduction at that time. A participant will realize ordinary income at the time the award is paid equal to the excess of the fair market value of the Company's Common Stock over the amount paid by the participant, if any, for such shares. The Company will be entitled to a corresponding deduction.

         Restricted Shares. A participant receiving an award of restricted shares of the Company's Common Stock will not realize taxable income at the time of the grant and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the participant will receive taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding deduction. The tax treatment of restricted shares of the Company which are disposed of will depend upon whether the participant made an election pursuant to Section 83(b) of the Code to include the value of the stock in income when awarded. If the participant made such an election, any disposition thereafter will result in a long-term or short-term capital gain depending upon the period the restricted shares of the Company's Common Stock were held. If an election is not made, disposition prior to the lapse of restrictions will result in ordinary income to the participant equal to the amount received on disposition. The Company may also deduct an amount equal to such ordinary income.

         Vote Required For Approval. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the annual meeting is required for approval of the proposed 1997 Long-Term Incentive Plan.

         Board Recommendation. The Board of Directors recommends a vote FOR approval of the proposed 1997 Long-Term Incentive Plan.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The  Board  of  Directors   has  selected  KPMG  Peat  Marwick  LLP  as
independent public accountants to conduct the annual audit of the financial statements of the Company for the fiscal year ending December 31, 1997.

         Representatives of KPMG Peat Marwick LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

         The Company will provide without charge to each stockholder, on written request, a copy of the Company's Annual Report on Form 10-K, including the financial statements and the financial statement schedules, but excluding the exhibits, required to be filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1996. Written requests should be directed to:

                          Thomas F. Power, Jr.
                          Executive Vice President and Chief Financial Officer Wisconsin Central Transportation Corporation
                          Post Office Box 5062
                          Rosemont, Illinois 60017-5062


                  STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

         Stockholder proposals intended to be presented at the 1998 annual meeting of the Company must be received by the Company no later than December 31, 1997 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to the 1998 annual meeting.

                                  OTHER MATTERS

         The cost of soliciting proxies by mail, telephone, telecopy or in person, as needed, will be borne by the Company. Officers or regular employees of the Company may, without additional compensation, engage in the solicitation of proxies by telecopy, telephone or personal calls.

         Highlights   of  the  meeting   will  be  included  in  the  report  to
stockholders on the second quarter of 1997, to be mailed on or about August 15, 1997.

                                By Order of the Board of Directors,

                                THOMAS W. RISSMAN
                                Secretary

                  APPENDIX 1 TO PROXY STATEMENT - FORM OF PROXY

                  WISCONSIN CENTRAL TRANSPORTATION CORPORATION


P             This Proxy is solicited on Behalf of the Board of Directors of

R                      Wisconsin Central Transportation Corporation

O             The undersigned  appoints  Edward A.  Burkhardt,  Thomas F. Power,
     Jr., Robert H. Wheeler, Thomas W. Rissman, or any of them, proxies, with X full power of substitution, to vote all shares of Common Stock of Wisconsin
     Central Transportation Corporation ("WCTC") owned of record by the Y undersigned upon all matters properly coming before the 1997 Annual Meeting of Stockholders to be held on May 15, 1997 and any adjournments thereof.

         This proxy is to be voted as directed on the reverse side of this card. IN THE ABSENCE OF SPECIFIC DIRECTION, THE PROXIES WILL VOTE THE SHARES OF THE UNDERSIGNED FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE, FOR ITEM 2 AND IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

         Please sign and date this proxy on the reverse side and return it promptly in the enclosed envelope. If you do not sign and return a proxy or attend the meeting and vote by ballot, your shares cannot be voted.

                            (To be signed on reverse)


                                                    SEE REVERSE
                                                       SIDE

|X|

Please mark
votes as in
this example


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                         EACH OF THE FOLLOWING 2 MATTERS


1.  Election of Seven  Directors            2.  Approval of WCTC 1997 Long-Term
                                                Incentive Plan.
Nominees: Edward A. Burkhardt, Carl
Ferenbach,   Roland  V.  McPherson,              For     Against    Abstain
Thomas  F.  Power,  Jr.,  Thomas W.              |_|       |_|        |_|
Rissman,   A.  Francis   Small  and
Robert H. Wheeler

   For    Withheld
   |_|      |_|                             MARK HERE           MARK HERE
                                            FOR ADDRESS  |_|    IF YOU PLAN  |_|
|_|                                         CHANGE AND          TO ATTEND
   ---------------------------------        NOTE AT LEFT        THE MEETING
   For all nominees, except as noted
   above
                                            Please  sign and date this proxy and
                                            return it  promptly  whether  or not
                                            you plan to attend the meeting.

                                            Sign exactly as name appears on this
                                            card. Joint owners should both sign.
                                            If  signing   for   corporation   or
                                            partnership or as agent, attorney or
                                            fiduciary,  indicate the capacity in
                                            which you are signing.


Signature:_________________ Date:_____   Signature:___________________ Date:____

                     APPENDIX 2 TO PROXY STATEMENT - FORM OF
                     PROPOSED 1997 LONG-TERM INCENTIVE PLAN


WISCONSIN CENTRAL TRANSPORTATION CORPORATION
1997 LONG-TERM INCENTIVE PLAN

I.       INTRODUCTION

         1.1 Purposes. The purposes of the 1997 Long-Term Incentive Plan (the "Plan") of Wisconsin Central Transportation Corporation (the "Company") and its subsidiaries from time to time (individually a "Subsidiary" and collectively the "Subsidiaries") are (i) to align the interests of the Company's stockholders and the recipients of awards under the Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining officers and other key employees and (iii) to motivate such employees to act in the long-term best interests of the Company's stockholders. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary.

         1.2       Certain Definitions.

         "Agreement" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

         "Board" shall mean the Board of Directors of the Company.

         "Bonus Stock" shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

         "Bonus Stock Award" shall mean an award of Bonus Stock under this Plan.

         "Cause" shall mean any act of dishonesty, commission of a felony, significant activities harmful to the reputation of the Company, refusal to perform or substantial disregard of duties properly assigned or significant violation of any statutory or common law duty of loyalty to the Company.

         "Change in Control" shall have the meaning set forth in Section 5.8(b).

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Committee" shall mean the Compensation Committee of the Board, consisting of two or more members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

         "Common Stock" shall mean the common stock of the Company.

         "Company" has the meaning specified in Section 1.1.

         "Disability" shall mean the inability of the holder of an award to perform substantially such holder's duties and responsibilities for a continuous period of at least six months, as determined solely by the Committee.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" shall mean, at any date, the closing transaction price of a share of Common Stock on the last trading day prior to that date, as reported by NASDAQ and published in The Wall Street Journal (Midwest Edition); provided, however, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

         "Free-Standing SAR" shall mean an SAR which is not issued in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

         "Incentive Stock Option" shall mean an option to purchase shares of common stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

         "Incumbent Board" means the members of the Board on May 14, 1997. For this purpose, an individual who becomes a member of the Board subsequent to May 14, 1997 and who has been nominated for election by the Company's shareholders by resolution adopted by a vote of at least two thirds of the directors then comprising the Incumbent Board at a duly convened meeting thereof shall be deemed to be a member of the Incumbent Board.

         "Mature Shares" shall mean shares of Common Stock to which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

         "Non-Statutory Stock Option" shall mean a stock option which is not an Incentive Stock Option.

         "Performance Measures" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an option or SAR, (ii) as a condition to the grant of a Stock Award or (iii) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or in the case of a Performance Share Award, of payment with respect to such award. Such criteria and objectives may include, but are not limited to, the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, total earnings, net income, return to stockholders (including dividends), return on gross assets, return on net assets, growth in assets, return on equity, revenues, free cash flow, expenses as a percentage of revenues, cost reduction goals, shareholder value, and customer satisfaction, or any combination of the foregoing and any other criteria and objectives established by the Committee. In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

         "Performance  Period"  shall mean a period of not less than one year or
greater  than  five  years,   designated  by  the  Committee  during  which  the
Performance Measures applicable to a Performance Share Award shall be measured.

         "Performance Share" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu of all or a portion thereof, the Fair Market Value of such Performance Share in cash.

         "Performance Share Award" shall mean an award of Performance Shares under this Plan.

         "Permanent  and Total  Disability"  shall have the meaning set forth in
Section 22(e)(3) of the Code or any successor thereto.

         "Restricted Stock" shall mean shares of Common Stock which are subject to a Restriction Period.

         "Restricted Stock Award" shall mean an award of Restricted Stock under this Plan.

         "Restriction Period" shall mean a period of not less than one year or greater than five years, designated by the Committee during which the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

         "SAR"   shall  mean  a  stock   appreciation   right  which  may  be  a
Free-Standing SAR or a Tandem SAR.

         "Stock Award" shall mean Restricted Stock Award or a Bonus Stock Award.

         "Tandem SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Sock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

         "Tax Date" shall have the meaning set forth in Section 5.5.

         1.3 Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible officers and other key employees of the Company and its Subsidiaries: ( i ) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Statutory Stock Options, (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock or Bonus Stock and (iv) Performance Shares. The Committee shall, subject to the terms of this Plan, select eligible officers and other key employees for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs and the number of Performance Shares subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

         The Committee may delegate some or all or its power and authority hereunder to the President or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such officer or other person.

         No member of the Board of Directors or the Committee, and neither the President and Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee and the President and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws, and under any directors' and officers' liability insurance that may be in effect from time to time.

         A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by a majority of the members of the Committee without a meeting.

         1.4 Eligibility. Participants in this Plan shall consist of such officers and other key employees of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in. this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.

         1.5 Shares Available. Subject to adjustment as provided in Section 5.7, One Million Five Hundred Thousand shares of Common Stock shall be available under this Plan, reduced by the sum of the aggregate number of shares of Common Stock (i) that are issued upon the grant of a Stock Award and (ii) that are subject to, or are issued upon exercise of, options, Free-Standing SARs or Performance Shares. (The number of shares of Common Stock available under this Plan shall not be reduced by settlements in cash of any options, FreeStanding SARs or Performance Shares.)

         Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

II.      STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

         2.1 Stock Option. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof that is not an Incentive Stock Option, shall be a Non-Statutory Stock Option. Each Incentive Stock Option shall be granted within ten years of the effective date of this Plan.

         To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options.

         Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

                   (a) Number of Shares and Purchase Price. The. number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of a Non-Statutory Stock Option may be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option and the purchase price per share of Common Stock purchasable upon exercise of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option.

                   (b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercisable later than ten years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

                   (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery of Mature Shares having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, or (E) a combination of (A), (B), (C) and (D) in each case to the extent set forth in the Agreement relating to the option. (ii) if applicable, by surrendering to the Company any tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E) and in the case of an optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid.

         2.2 Stock Appreciation Rights. The Committee, may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

         SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

                   Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. Subject to the terms of this Plan and any applicable Agreement relating to an SAR, an SAR granted under this Plan shall confer on the holder thereof a right to receive, upon exercise thereof the excess of (i) the Fair Market Value of one share of Common Stock on the date of exercise or, if the Committee shall so determine in the case of any such right other than a Tandem SAR, at any time during a specified period before or after the date of exercise over (ii) the grant price of the right as specified by the Committee, which shall not be less than the Fair Market Value of one share of Common Stock on the date of grant of the SAR (or if the Committee so determines, in the case of any SAR retroactively granted in tandem with or substitution for another award or any outstanding award granted under any other plan of the Company, on the date of grant of such other award). Subject to the terms of this Plan and any applicable agreement, the grant price, term, method of exercise, method of settlement and any other terms and conditions of any SAR shall be determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any SAR or Tandem SAR as it may deem appropriate.

         2.3 Termination of Employment. (a) Disability. Subject to paragraph (f) below and Section 5.8 and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of Disability, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) a date set by the Committee and (ii) the expiration date of the term of such option or SAR.

         (b) Retirement. Subject to paragraph (f) below and Section 5.8 and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of retirement on or after age 62, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) a date set by the Committee and (ii) the expiration date of the term of such option or SAR.

         (c) Death. Subject to paragraph (f) below and Section 5.8 and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of death, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder's execution administrator legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is 1 year after the date of death and (ii) the expiration date of the term of such option or SAR.

         (d) Other Termination. Subject to paragraph (f) below and Section 5.8 and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR is terminated by the Company for Cause, each option and SAR held by such holder shall terminate automatically on the effective date of such holder's termination of employment.

         Subject to paragraph (f) below and Section 5.8 and unless otherwise specified in the Agreement relating to an option or SAR as the case may be, if the employment with the Company of the holder of an option or SAR terminates for any reason other than Disability, retirement on or after age 62 with the consent of the Company, death or Cause, each option and SAR had by such holder shall be exercisable only to the extent that such option or SAR is exercisable on the effective date of such holder's termination of employment and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is 6 months after the effective date of termination of employment and (ii) the expiration date of the term of such option or SAR.

         (e) Death Following Termination of Employment. Subject to paragraph (f) below and Section 5.8 and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the holder of an option or SAR dies during the 1 year period

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



following termination of employment by reason of Disability, or if the holder of an option or SAR dies during the 1 year period following termination of employment by reason of retirement on or after age 62 or if the holder of an option or SAR dies during the 6 month period following termination of employment for any reason other than Disability or retirement on or after Age 62 (or, in each case, such other period as set forth in the Agreement relating to such option or SAR), each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the date of such holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is 6 months after the date of death and (ii) the expiration date of the term of such option or SAR.

         (f)  Termination  of Employment  Incentive  Stock  Options.  Subject to
Section 5.8 and unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of Permanent and Total Disability, each Incentive Stock Option held by such optionee shall be fully exercisable and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) a date set by the Committee upon the determination a Permanent and Total Disability exists,
(ii) one year after the termination of employment and (iii) the expiration date of the term of such option.

         Subject to Section 5.8 and unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of death, each Incentive Stock Option held by such optionee shall be fully exercisable and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is 1 year after the date of death and (ii) the expiration date of the term of such option.

         If the employment with the Company of the optionee of an Incentive Stock Option is terminated by the Company for Cause, each Incentive Stock Option held by such optionee shall terminate automatically on the effective date of such optionee's termination of employment. Subject to Section 5.8 and unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability, death or Cause, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the effective date of such optionee's termination of employment, and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is 3 months after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option.

         If the holder of an Incentive Stock Option dies during the one-year period following termination of employment by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such option), or if the holder of an Incentive Stock Option dies during the three-month period following termination of employment for any reason other than Permanent and Total Disability, death or Cause, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable

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



on the date of the optionee's death and may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is 6 months after the date of death and (ii) the expiration date of the term of such option.

III.     STOCK AWARDS

         3.1 Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or Bonus Stock Award.

         3.2 Terms of Stock Awards. Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

                   (a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award or Bonus Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

                   (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and for the forfeiture of the shares of Common Stock subject to such award (x) if specified Performance
         Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period.

                   Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

                   (c) Share Certificates. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award may be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of the Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance measures), or upon the grant of a Bonus Stock Award, in each

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



         case subject to the Company's right to require payment of any taxes in accordance with Section 5.5. a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

                   (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however. that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

         3.3 Termination of Employment (a) Disability, Retirement and Death. Subject to Section 5.8 and unless otherwise set forth in the Agreement relating to a Restricted Stock Award, if the employment with the Company of the holder of such award terminates by reason of (i) Disability or death, then the Restriction Period shall terminate as of the effective date of such holder's disability or as of the date of death and all Performance Measures, if any, applicable to such award shall be deemed to have been satisfied at the target level or (ii) retirement on or after age 62 or termination by the Company without cause, the Restriction Period shall continue to apply and all Performance Measures, if any, applicable to such award shall also continue to apply and the restrictions on the restricted stock awards shall be removed based on actual results with respect to any performance measures.

                   (b) Other Termination. Subject to Section 5.8 and unless otherwise set forth in the Agreement relating to a Restricted Stock Award, if the employment with the Company of the holder of a Restricted Stock Award terminates for any reason other, than Disability, retirement on or after age 62, termination by the Company without Cause or death, the portion of such award which is subject to a Restriction Period on the effective date of such holder's termination of employment shall be forfeited and such portion shall be cancelled by the Company.

IV.  PERFORMANCE SHARE AWARDS

         4.1 Performance Share Awards. The Committee may, in its discretion, grant Performance Share Awards to such eligible persons as may be selected by the Committee.

         4.2 Terms of Performance Share Awards. Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan as the Committee shall deem advisable.

                   (a) Number of Performance Shares and Performance Measures. The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

                   (b) Vesting and Forfeiture. The Agreement relating to a Performance Share

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         Award shall provide, in the manner determined by the Committee,  in its discretion, and subject to the provisions of this Plan, for the vesting of such award if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

                   (c) Settlement of Vested Performance Share Awards. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on any deferred dividend equivalents, with respect to the number of shares of Common Stock subject: to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award and shall have rights as a stockholder of the Company in accordance with Section 5.10.

         4.3 Termination of Employment. (a) Disability, Retirement and Death. Subject to Section 5.8 and unless otherwise set forth in the Agreement relating to a Performance Share Award, if the employment with the Company of the holder of such award terminates by reason of (i) Disability or death, then all Performance Measures applicable to such award shall be deemed to have been satisfied at the target level and the Performance Period applicable to such award shall thereupon terminate or (ii) retirement on or after age 62 or termination by the Company without cause, all Performance Measures applicable to such award shall continue to apply and payment of any Performance Share Awards shall be made in a pro rata amount at the same time and manner as with other eligible persons with respect to such awards, based on actual results of the Performance Measures, unless in its sole discretion, the Committee determines otherwise. Such pro rata amount shall be determined by multiplying the award that would have otherwise been paid had there been no termination under (ii) above by a fraction. the numerator of which is the number of full months of employment during the Performance Period and the denominator of which is the number of full months in the Performance Period. A partial month shall be treated as a full month if the holder of a Performance Share Award has held such award for 15 or more calendar days of such month.

                   (b) Other Termination. Subject to Section 5.8 and unless otherwise set forth in the Agreement relating to a Performance Share Award, if the employment with the Company of the holder of a Performance Share Award terminates for any reason other than Disability, retirement on or after age 62, termination by the Company without cause or death, the portion of such award which is subject to a Performance Period on the effective date of such holder's termination of employment shall be forfeited and such portion shall be cancelled by the Company.



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V.  GENERAL

         5.1 Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the May 15, 1997 annual meeting of stockholders, shall become effective on the date of such approval. This Plan shall terminate 10 years after its effective date unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

         Awards hereunder may be made at any time prior to the termination of this Plan, provided that no award may be made later than 10 years after the effective date of this Plan. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

         5.2 Amendments. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation including Rule 16b-3 under the Exchange Act; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 5.7), (b) reduce the minimum purchase price in the case of an option or the base price in the case of an SAR,
(c) effect any change with respect to Incentive Stock Options  inconsistent with
Section 422 of the Code, or (d) extend the term of this Plan. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

         5.3  Agreement.  Except with respect to  Restricted  Stock Awards under
Article V, each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

         5.4 Non-Transferability of Stock Options, SARs and Performance Shares. No option, SAR or Performance Share shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company as set forth in the Agreement relating to such award. Except to the extent permitted by the foregoing sentence, each option, SAR or Performance Share may be exercised or settled during the participant's lifetime only by the holder of the holder's legal representative or similar person. Except as permitted by the second preceding sentence, no option, SAR or Performance Share may be sold, transferred, assigned. pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law; or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option, SAR or Performance Share. such award and all rights thereunder shall immediately become null and void.

         5.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local

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



or other taxes which may be required to be made or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or, (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the company, (B) delivery to the Company of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company, to whom the optionee has submitted an irrevocable notice of exercise or (E, any combination of (A), (B), (C) and (D), in each case to the extent set forth in the Agreement relating to the award; provided, however that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E) and that in the case of a holder who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying such an obligation be in compliance with Section 16 and the rules and regulations thereunder. An Agreement may provide for shares of Common Stock to be delivered or withheld having an aggregate Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the holder's maximum marginal tax rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

         5.6 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         5.7 Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization. merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option, the purchase price per security and the terms of each outstanding Performance Share shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any

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


such adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded, or (ii) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

         5.8       Change in Control.

                   (a) Notwithstanding any provision in this Plan or any Agreement. in the event of a Change in Control, (i) all outstanding options and SARs shall immediately become exercisable in full, (ii) the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) the Performance Period applicable to any outstanding Performance Share Award shall lapse, (iv) the Performance Measures applicable to any outstanding Restricted Stock Award (if any) and to any outstanding Performance Share Award shall be deemed to be satisfied at the target level.

         (b) "Change in Control" shall be deemed to have occurred as of:

                   (1) The closing date of the restructuring of the Company as a result of merger, consolidation, takeover or reorganization unless at least a majority of the members of the Board of Directors of the Corporation resulting from such merger, consolidation, takeover or reorganization were members of the Incumbent Board; or

                   (2) the occurrence of any other event that is designated as being a "Change in Control" by a majority vote of the directors of the Incumbent Board who are not also employees of the Company.

         5.9 No Right of Participation or Employment. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

         5.10 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares or Common Stock or equity security.

         5.11 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Illinois and construed in accordance therewith without giving effect to principles of conflicts of laws.



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